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                                                                   EXHIBIT 10.17

       SPLIT DOLLAR INSURANCE AGREEMENT dated February 1, 1990, by and between
MADLYN K. ABRAMSON, MARCY ABRAMSON, NANCY WOLFSON, JUDITH ABRAMSON and DAVID B.
SOLL, Trustees under Indenture of Trust of LEONARD ABRAMSON, dated February 28,
1985, ("Owner") and U.S. HEALTHCARE, INC. ("Company").

       The parties hereto in consideration of the agreements and covenants hereinafter set forth and intending to be legally bound, agree as follows:

       1. This agreement relates to three policies of insurance ("Policies") on the life of Leonard Abramson ("Insured") issued by Massachusetts Mutual Life
Insurance Company (the "Insurer"), Policy Nos. 6705612, 7662019 and 7699729.
Subject to the conditions hereinafter set forth, Owner shall be the sole owner of the Policies.

       2.     The Company has heretofore and shall continue to pay the portion of the annual premium on each of the Policies equal to the Company's "Cash
Investment" in each Policy, which shall be equal to: (i) the annual net premium, minus (ii) the value of the death benefit to which Owner is then entitled,
-----
determined by using the lesser of (a) the applicable one-year term premium cost computed under Revenue Ruling 55-747, 1955-2 C.B. 228 (or any superseding ruling
               ----------------------
thereto) or (b) the applicable premium rates charged by the Insurer for initial issue one-year term insurance. In any year, the "annual net premium" shall equal the gross premium less policy dividends which are not used to purchase additional insurance. The


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Company shall also pay to or on behalf of the Insured a bonus equal to the remaining portion of the annual premium otherwise payable by Owner.

       3. In consideration of the payments made pursuant to paragraph 2 hereof, the Company shall receive from the proceeds of each Policy, upon the Insured's death (or upon the surrender of each Policy during the Insured's lifetime) an amount equal to the Company's "Cash Investment" in each such Policy as calculated under paragraph 2 hereof. The balance of the proceeds, if any, shall be paid as provided to the Owner.

       4. To secure the Cash Investment, Owner shall assign to the Company a security interest in each of the Policies equal in amount to the Cash Investment and such security shall be limited to the Company's right to receive such amount out of the proceeds of each policy.

       5. The assignment to the Company provided for in this agreement shall be effectuated by the execution of a Collateral Assignment Agreement substantially in the form attached hereto as Exhibit "A".

       6.     Owner shall notify the Insurer of the Collateral Assignment
Agreement and shall take no action that would impair the security interest of the Company under the Collateral Assignment Agreement.

       7. Each and every right, interest or incident of ownership associated with each of the Policies which is not expressly assigned to the Company by the Collateral Assignment



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Agreement shall be retained by Owner, including, but not limited to, the right to designate and change the beneficiaries of the Policies, the right to transfer the Policies subject to the rights assigned to the Company, the right to surrender the Policies subject to the rights assigned to the Company, and the right to exercise any option provided in the Policies.

       8. Subject to taking notice of the Collateral Assignment Agreement when it is filed at its home office, the Insurer shall have no obligation except as set forth in the Policies. The Insurer shall not be bound to inquire into or take notice of any of the covenants herein contained. Upon the Insured's death
(or upon surrender of any Policy prior to the Insured's death), the Insurer shall be discharged from its obligations upon payment of the proceeds in accordance with the provisions of each such Policy and the Collateral Assignment
Agreement and without regard to this agreement or any amendment hereof.

       9.     For purposes of the Employee Retirement Income Security Act of
1974, as amended ("ERISA"), the Company is the "Named Fiduciary" and "Administrator" within the meaning of sections 402(a) and 3(16)(A) of ERISA, respectively, and the fiduciary for deciding claims. All claims shall be resolved under procedures which comply with regulations promulgated under section 503 of ERISA.

       10. Amendments may be made to this agreement by a writing signed by each of the parties and attached hereto.


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       11.    All matters respecting the validity, effect and interpretation of this agreement shall be determined in accordance with the laws of the
Commonwealth of Pennsylvania.

       12. This agreement shall be binding upon the parties hereto and their successors and assigns.

       IN WITNESS WHEREOF, this agreement has been executed as of the date first above written.

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

                                                             INDENTURE OF TRUST OF LEONARD ABRAMSON
U.S. HEALTHCARE, INC.                                          DATED FEBRUARY 28, 1985


By:       /s/ Alan R. Letofsky, SR VP                        By:     /s/ Madlyn K. Abramson                (SEAL)
          ---------------------------------------                    -------------------------------------
           and Secretary                                            Madlyn K. Abramson

Attest:                                                              /s/ Marcy Abramson                    (SEAL)
              -----------------------------------            ---------------------------------------------
                                                                    Marcy Abramson

                     [Corporate Seal]
                                                                     /s/ Nancy Wolfson                     (SEAL)
                                                             ---------------------------------------------
                                                                    Nancy Wolfson

                                                                     /s/ Judith Abramson                   (SEAL)
                                                             ---------------------------------------------
                                                                    Judith Abramson

                                                                     /s/ David B. Soll, M.D.               (SEAL)
                                                             ---------------------------------------------
                                                                    David B. Soll, Trustees



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       COLLATERAL ASSIGNMENT AGREEMENT dated February 1, 1990, by and between
MADLYN K. ABRAMSON, MARCY ABRAMSON, NANCY WOLFSON, JUDITH ABRAMSON and DAVID B. SOLL, Trustees under Indenture of Trust of LEONARD ABRAMSON, dated February 28, 1985 ("Owner") and U.S. HEALTHCARE, INC. (the "Company").

       This Agreement relates to Massachusetts Mutual Life Insurance Company Policy Nos. 6705612, 7662019 and 7699729, ("Policies") on the life of Leonard Abramson ("Insured").

       The parties have entered into a Split Dollar Insurance Agreement contemporaneously with this Agreement ("Insurance Agreement").

       Pursuant to the Insurance Agreement, Owner has agreed to assign to the Company a security interest in the Policies in order to provide for the payment to the Company of the Cash Investment as defined in the Insurance Agreement.

       The parties hereto, in consideration of the foregoing and the agreements and covenants hereinafter set forth and intending to be legally bound hereby, agree as follows:

       1. Owner hereby assigns to the Company a security interest in each of the Policies in order to secure to the Company the payment of the Cash Investment in each Policy, consisting of the following rights:


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              (a)    Upon the Insured's death, the Company shall have the right to receive so much of the proceeds payable under each of the Policies as is equal to the Cash Investment, determined as of the date of death. The Company may collect such portion of the proceeds directly from the Insurer.

              (b) In the event a Policy is surrendered by Owner prior to the Insured's death, the Company shall have the right to receive so much of the proceeds received as is equal to the Cash Investment, determined as of the date of surrender. The Company may collect such portion of the proceeds on surrender of the Policy directly from the Insurer.

       2. The Insurer is authorized to rely solely on the written statement of the Company and the Owner for the exercise of any rights under each Policy assigned herein and as to the amount of the Cash Investment as of any date. The Insurer is hereby authorized to recognize such statement without investigation or the giving of any notice. The written acknowledgment of receipt by the Company for any sums paid to it by the Insurer pursuant to the written statement of the Cash Investment in a Policy referred to in the first sentence of this paragraph shall be a full discharge and release of the Insurer with respect to that Policy. Payment of the Cash Investment shall be made to the exclusive order of the Company.


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       3.     Each and every right, interest, or incident of ownership
associated with each of the Policies which is not expressly assigned to the Company by this Collateral Assignment Agreement is retained by Owner, including, but not limited to, the right to designate and change the beneficiaries of the Policies, the right to transfer the Policy subject to the rights assigned to the Company, the right to surrender the Policies subject to the rights assigned to the Company, and the right to exercise any option provided in each of the Policies.

       4. Each of the undersigned declares that no proceedings in bankruptcy are pending against it or them and that its or their property is not subject to any assignment for the benefit of creditors.

       5. All matters respecting the validity, effect and interpretation of this Collateral Assignment Agreement shall be determined in accordance with the laws of the Commonwealth of Pennsylvania.

       6. This Collateral Assignment Agreement shall be binding upon the parties hereto and their successors and assigns.

       IN WITNESS WHEREOF, the parties have hereunto set




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their hands and seals as of the date first above written.


                                                             INDENTURE OF TRUST OF LEONARD
U.S. HEALTHCARE, INC.                                        ABRAMSON DATED FEBRUARY 28, 1985


By:       /s/ Alan R. Letofsky, SR VP                        By:     /s/ Madlyn K. Abramson                (SEAL)
          ---------------------------------------                    -------------------------------------
          and Secretary                                             Madlyn K. Abramson

Attest:                                                              /s/ Marcy Abramson                    (SEAL)
              -----------------------------------            ---------------------------------------------
             [Corporate Seal]                                       Marcy Abramson

                                                                     /s/ Nancy Wolfson                     (SEAL)
                                                             ---------------------------------------------
                                                                    Nancy Wolfson

                                                                     /s/ Judith Abramson                   (SEAL)
                                                             ---------------------------------------------
                                                                    Judith Abramson

                                                                     /s/ David B. Soll, M.D.               (SEAL)
                                                             ---------------------------------------------
                                                                    David B. Soll, Trustees



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